SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.                Evergreen Fundamental Large Cap Fund (the “Fund”)

Effective April 18, 2005, and in conjunction with the Fund's name change from Evergreen Growth and Income Fund to Evergreen Fundamental Large Cap Fund and the change of its investment goal, the Fund's “INVESTMENT STRATEGY” will also change.  The second paragraph in that section of the Fund’s prospectus is revised in its entirety as follows:

The Fund invests, under normal conditions, at least 80% of its assets in the common stocks of large U.S. companies, (i.e., companies whose market capitalizations fall within the range tracked by the Russell 1000® Index, at the time of purchase). In addition, the Fund will seek to maintain a weighted average market capitalization that falls within the range of the Russell 1000® Index. As of its last reconstitution on June 25, 2004, the Russell 1000® Index had a market capitalization range of approximately $1.6 billion to $317.8 billion. The Fund's stock selection is based on a diversified style of equity management that allows it to invest in both value- and growth-oriented equity securities. The Fund's portfolio manager looks for companies that are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having a competitive advantage in their industry. "Growth" stocks are stocks of companies which the Fund's portfolio manager believes have anticipated earnings ranging from steady to accelerated growth. The Fund intends to seek additional income primarily by investing up to 20% of its assets in convertible bonds, including below investment grade bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its assets in foreign securities.

                Evergreen Blue Chip Fund

                The Board of Trustees of the Evergreen Funds, at a meeting held on December 8 and 9, 2004, approved a proposal to reorganize Evergreen Blue Chip Fund (Target Fund) into Evergreen Growth and Income Fund (Surviving Fund).  If the shareholders of the Target Fund approve the proposal, all of the assets of the Target Fund will be transferred to the Surviving Fund and shareholders of the Target Fund will receive shares of the Surviving Fund in exchange for their shares.  Shareholders of record of the Target Fund as of January 14, 2005, are scheduled to vote on the proposal at a special meeting of shareholders.  The special meeting of shareholders held on April 1, 2005 to vote on this proposal was adjourned to April 26, 2005.  If approved at the special meeting of shareholders, the reorganization is now proposed to take place on or about June 10, 2005.  Shareholders of the Target Fund were mailed information detailing the proposal on or about February 18, 2005.

April 18, 2005                                                                                                                                          573430  (4/05)